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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 24, 2000

                         Commission File Number 33-67738


                           SAM HOUSTON RACE PARK, LTD.
             (Exact name of Registrant as Specified in its Charter)

                                      TEXAS
                          (State or other jurisdiction
                        of incorporation or organization)


                              ONE SAM HOUSTON PLACE
                       7575 NORTH SAM HOUSTON PARKWAY WEST
                                 HOUSTON, TEXAS
                    (Address of Principal Executive Offices)

                                   76-0313877
                                (I.R.S. Employer
                             Identification Number)


                                      77064
                                   (Zip Code)


       Registrant's telephone number, including area code: (281) 807-8700

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ITEM 5.           OTHER EVENTS

     Attached hereto as Exhibit 99 is a press release dated January 24, 2000 announcing that SHRP Valley LLC, a wholly owned subsidiary of the Registrant, through the purchase of all of the outstanding common stock of Ladbroke Racing Texas Corporation, acquired Valley Greyhound Park in Harlingen, Texas for $2.35 million in cash. The operating entity will be Valley Race Park Inc.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   SAM HOUSTON RACE PARK, LTD.

                                   Date: January 24, 2000
                                   By:     /S/ MICHAEL J. VITEK
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                                             Michael J. Vitek
                                        Vice President of Finance